UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIQUIDIA TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

LIQUIDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Liquidia Technologies, Inc. (the “Company”), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced it has postponed its special meeting of stockholders, originally scheduled for October 21, 2020 (the “Special Meeting”).

On October 16, 2020, the Company received an unsolicited offer to enter into a License Agreement for the Company’s LIQ861 product candidate (the “Offer”). The Offer is also conditioned upon the Company terminating the Agreement and Plan of Merger, dated as of June 29, 2020, by and among the Company, RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC, and PBM RG Holdings, LLC (the “Merger Agreement”). The Company’s Board of Directors is evaluating whether the Offer constitutes a “Superior Proposal” pursuant to the Merger Agreement, and has decided to postpone the Special Meeting to provide additional time for the Company’s Board of Directors to fully consider all relevant factors with respect to the Offer. The Company will provide additional disclosure upon the conclusion of its review and provide additional information regarding a date for the Special Meeting, if applicable.

A copy of the press release announcing the postponement of the Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Technologies, Inc., dated October 19, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2020	Liquidia Technologies, Inc.

	By:	/s/ Steven Bariahtaris
		Name:	Steven Bariahtaris
		Title:	Interim Chief Financial Officer

Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Announces Postponement of Special Meeting of Stockholders

RESEARCH TRIANGLE PARK, N.C., October 19, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced that it has postponed the special meeting of stockholders, originally scheduled for October 21, 2020.

On October 16, 2020, Liquidia received an unsolicited offer to enter into a License Agreement for the Company’s LIQ861 product candidate (the “Offer”). The Offer is also conditioned upon Liquidia terminating the Agreement and Plan of Merger, dated as of June 29, 2020, by and among the Company, RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC, and PBM RG Holdings, LLC (the “Merger Agreement”). The Liquidia Board of Directors is evaluating whether the Offer constitutes a “Superior Proposal” pursuant to the Merger Agreement and has decided to postpone the Special Meeting to provide additional time to fully consider all relevant factors with respect to the Offer.

The Company will provide additional disclosure upon the conclusion of its review and provide additional information regarding a date for the Special Meeting, if applicable.

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including potential U.S. Food and Drug Administration (FDA) approval of the New Drug Application (NDA) for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the Patent Trial and Appeal Board, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our and Liquidia Corporation’s filings with the Securities and Exchange Commission, including the risk that our proposed acquisition of RareGen, LLC is not consummated or that the expected benefits and synergies from the proposed acquisition are not realized, the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com